UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549
                    ______________________


                           FORM 8-K

                        CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   August 28,2007
                                                   ---------------

                  PARK ELECTROCHEMICAL CORP.
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      (Exact Name of Registrant as Specified in Charter)


          New York               1-4415          11-1734643
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(State or Other Jurisdiction   (Commission     (IRS Employer
     of Incorporation)        File Number)     Identification
                                                    No.)


48 South Service Road, Melville   New York           11747

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(Address of Principal Executive Offices)          (Zip Code)



 Registrant's telephone number, including area code (631) 465-3600
                                                    --------------
                          Not Applicable
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 Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under  the
         Securities Act (17 CFR 230.425)
   [  ]  Soliciting material pursuant to Rule 14a-12 under  the
         Exchange Act (17 CFR 240.14a-12)
   [  ]  Pre-commencement communications pursuant to Rule  14d-
         2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [  ]  Pre-commencement communications pursuant to Rule  13e-
         4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 2.05 Costs Associated with Exit or Disposal Activities.
--------- -------------------------------------------------

On August 28, 2007, the Board of Directors of Park Electrochemical Corp. (the "Company") authorized a proposal to restructure the operations and reduce the workforce of Neltec Europe SAS, the Company's electronic materials business unit located in Mirebeau, France, and authorized the commencement of a consultation process with the employees of Neltec Europe SAS regarding the proposed restructuring and workforce reduction in accordance with French law. The proposed restructuring and workforce reduction are in response to the continuing erosion of the markets for electronic materials in Europe and the continuing migration of such markets to Asia. If the proposed restructuring and workforce reduction are implemented, the Company would expect to record a one-time charge of approximately $1.5 million in the fourth quarter of the current fiscal year ending March 2, 2008. The Company expects Neltec Europe SAS to continue to support all of its existing customers if the proposed restructuring is implemented. The proposed restructuring plan does not contemplate the loss of any business by Neltec Europe SAS. The proposed restructuring will not affect the Company's Neltec SA business unit located in Lannemezan, France.

The Company issued a news release on August 29, 2007 announcing the proposed restructuring. A copy of such news release is attached as Exhibit 99.1 hereto.



Item 9.01 Financial Statements and Exhibits.
--------- ---------------------------------

     (c)  Exhibits.
          --------
          99.1      News Release dated August 29, 2007







                           SIGNATURE





      Pursuant  to the requirements of the Securities  Exchange
Act  of 1934, the Registrant has duly caused this report to  be
signed   on  its  behalf  by  the  undersigned  hereunto   duly
authorized.


                                   PARK ELECTROCHEMICAL CORP.



Date: September 4, 2007            By:    /s/Stephen E. Gilhuley
                                          -----------------------------
                                   Name:  Stephen E. Gilhuley
                                   Title: Executive  Vice  President,
					  Secretary and General Counsel






                         EXHIBIT INDEX


Number
Exhibit        Description                             Page
-------        -----------                             ----

 99.1          News Release dated August 29, 2007        5